UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2003

BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10275	75-1914582
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or		Identification No.)
organization)

6820 LBJ Freeway, Dallas, Texas	75240
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number,
including area code: (972) 980-9917

Item 7.  Exhibits.

            (c)        Exhibits.

                        99      Press Release, dated April 23, 2003, announcing third quarter fiscal 2003 results.

Item 12.  Results of Operations and Financial Condition.

On April 23, 2003, Brinker International, Inc. (the "Registrant") issued a Press Release announcing its third quarter fiscal 2003 results.  The information in the Press Release attached hereto as Exhibit 99 is furnished pursuant to Item 12.

                                                                        SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        BRINKER INTERNATIONAL, INC.,
                                                                        a Delaware corporation

                                                            By:          /s/Roger F. Thomson
                                                                                    Roger F. Thomson
                                                                                    Executive Vice President
                                                                                    and General Counsel

Date: April 29, 2003